UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 23, 2007 (February 21, 2007)

ABERCROMBIE & FITCH CO.

(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio	43054

(Address of principal executive offices)	(Zip Code)
(614) 283-6500

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 21, 2007, Abercrombie & Fitch Co. (the “Registrant”) issued a news release (the “Release”) reporting the Registrant’s unaudited financial results for the fourteen weeks (quarterly period) ended February 3, 2007. A copy of the Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Registrant also made available in conjunction with the release additional quarterly financial information as of and for the quarterly period ended February 3, 2007 and as of and for the quarterly periods during the fiscal years ended February 3, 2007, January 28, 2006, January 29, 2005 and January 31, 2004. The additional quarterly financial information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Registrant’s management conducted a conference call on February 21, 2007, at approximately 4:30 p.m., Eastern Time, to review the Registrant’s financial results for the fourteen weeks ended February 3, 2007 and the fifty-three weeks (fiscal year) ended February 3, 2007. Additionally, the Registrant’s management addressed plans for the first half of the fiscal year ending February 2, 2008 on the conference call. A copy of the transcript of the conference call is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01. Other Events.
     In the Release, the Registrant also announced that its Board of Directors had declared a quarterly cash dividend of $0.175 per share in respect of the Registrant’s Class A Common Stock. The dividend was declared on February 21, 2007 and is payable on March 27, 2007 to stockholders of record on March 6, 2007.
Item 9.01. Financial Statements and Exhibits.
(a) through (c) Not applicable
(d) Exhibits:
The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News Release issued by Abercrombie & Fitch Co. on February 21, 2007

99.2	Additional Quarterly Financial Information made available by Abercrombie & Fitch Co. in conjunction with News Release on February 21, 2007

99.3	Transcript of conference call held by management of Abercrombie & Fitch Co. on February 21, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.
Dated: February 23, 2007	By:	/s/ Michael W. Kramer
Michael W. Kramer
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated February 23, 2007
Abercrombie & Fitch Co.

Exhibit No.	Description

99.1	News Release issued by Abercrombie & Fitch Co. on February 21, 2007

99.2	Additional Quarterly Financial Information made available by Abercrombie & Fitch Co. in conjunction with News Release on February 21, 2007

99.3	Transcript of conference call held by management of Abercrombie & Fitch Co. on February 21, 2007